Exhibit 99.1

FBL Financial Group Shareholders Approve Transaction with Farm Bureau Property & Casualty Insurance Company

WEST DES MOINES, Iowa – May 21, 2021 – FBL Financial Group, Inc. (NYSE: FFG) (“FBL Financial Group” or “the Company”) today announced that, based on the preliminary voting results from a special meeting of shareholders held today, FBL Financial Group’s shareholders have approved the previously announced transaction under which Farm Bureau Property & Casualty Insurance Company (“FBPCIC”) will acquire all of the outstanding shares of FBL Financial Group Class A and Class B common stock, excluding shares owned by FBPCIC and the Iowa Farm Bureau Federation (“IFBF”), for $61.00 per share in cash.

“Throughout this process, the Special Committee was singularly focused on maximizing value for FBL Financial Group’s unaffiliated shareholders and we welcome their support,” said Paul Larson, Chairman of the Special Committee. “Over the coming days, FBL Financial Group will be focused on working with FBPCIC to complete the transaction, and on maintaining FBL Financial Group’s dedication to protecting the livelihoods and futures of our client/members as a private company.”

After certification by the inspector of elections, the final voting results will be filed with the U.S. Securities and Exchange Commission (the "SEC") in a Form 8-K, which will also be available at www.sec.gov.

The shareholder approval satisfies one of the conditions to the closing of the pending transaction. The parties have also received all regulatory approvals required for closing and expect to be in position to complete the merger in the coming days, subject to the satisfaction or waiver of the remaining conditions to closing.

Upon completion of the transaction, IFBF will continue to be the majority owner of the Company, and FBL Financial Group common stock will cease trading on the New York Stock Exchange.

About FBL Financial Group

FBL Financial Group is a holding company with the purpose to protect livelihoods and futures. Operating under the consumer brand name Farm Bureau Financial Services, its affiliates offer a broad range of life insurance, annuity and investment products distributed by multiline exclusive Farm Bureau agents. Helping complete the financial services offering, advisors offer wealth management and financial planning services. In addition, FBL Financial Group manages all aspects of two Farm Bureau affiliated property-casualty insurance companies for a management fee. Headquartered in West Des Moines, Iowa, FBL Financial Group is traded on the New York Stock Exchange under the symbol FFG. For more information, please visit www.fblfinancial.com and www.fbfs.com.

Forward-Looking Statements
Some of the statements in this press release are forward-looking statements (or forward-looking information). When we use words such as “anticipate,” “intend,” “plan,” “seek,” “believe,” “may,” “could,” “will,” “should,” “would,” “could,” “estimate,” “continue,” “predict,” “potential,” “project,” “expect,” or similar expressions, we do so to identify forward-looking statements. Forward-looking statements are based on current expectations that involve assumptions that are difficult or impossible to predict accurately and many of which are beyond our control, including general economic and market conditions, industry conditions, operational and other factors. Actual results may differ materially from those expressed or implied in these statements as a result of significant risks and uncertainties, including, but not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the failure to satisfy other conditions to completion of the proposed transaction; the risk that shareholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; risks that the proposed transaction disrupts current plans and operations; the ability to recognize the benefits of the transaction; the amount of the costs, fees, and expenses and charges related to the transaction; change in interest rates; changes in laws and regulations; differences between actual claims experience and underwriting assumptions; relationships with Farm Bureau organizations; the ability to attract and retain sales agents; adverse results from litigation; and the impact of the COVID-19 pandemic and any future pandemics. Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those projected, is contained in FBL Financial Group’s filings with the SEC, including FBL Financial Group’s Annual Report on Form 10-K and FBL Financial Group’s quarterly reports on Form 10-Q. The statements in this press release speak only as of the date of this press release and we undertake no obligation or intention to update or revise any forward-looking statement, whether as a result of new information, changes in assumptions, future developments or otherwise, except as may be required by law.

Contacts

FBL Financial Group:

Media:

Bryan Locke and Lindsay Molk

Sard Verbinnen & Co

FBLFinancial-SVC@sardverb.com

Investors:

Kathleen Till Stange

Vice President Corporate & Investor Relations

Kathleen.TillStange@FBLFinancial.com